                                                                   EXHIBIT 10.12

                                                                  [MARIMBA LOGO]


                             RESELLER LICENSE GUIDE

                                       FOR

                             MARIMBA, INC. PRODUCTS



           VERSION 3.2 (AND SUBSEQUENT VERSIONS UNTIL FURTHER NOTICE)


                               EFFECTIVE 11/23/98





REPLACES ATTACHMENT C (END USER LICENSE) OF THE MARIMBA, INC. RESELLER AGREEMENT











        COVERED PRODUCTS:

                             VERSION 3.2:
                             Castanet Infrastructure Suite
                             Castanet Management Suite
                             Castanet Production Suite
                             Castanet Infrastructure Suite - Internet Edition Castanet Infrastructure Suite - Internet
                                      Single Application Edition
                             Castanet QuickStart Pak
                             Castanet UpdateNow SDK Developer Pak and SDK
                                      Access Licenses
                             Castanet Custom Redistribution License
                             Castanet Redistributable Repeater License

        COVERED MARIMBA SERVICES:

                             Marimba Support and Maintenance
                             Marimba Implementation Services
                             Marimba Training


            Confidential and Proprietary Information of Marimba, Inc.

                                TABLE OF CONTENTS


Marimba Product Licensing Instructions.........................................3

Castanet Infrastructure Suite Product Usage Terms..............................5

Castanet Management Suite Product Usage Terms..................................7

Castanet Production Suite Product Usage Terms..................................8

Castanet Infrastructure Suite - Internet Edition Product Usage Terms...........9

Castanet Infrastructure Suite - Internet
Single Application Edition Product Usage Terms................................10

Castanet QuickStart Pak Product Usage Terms...................................11

Marimba End User License Agreement Standard Terms and Conditions
for all Marimba Software Products.............................................12

Marimba Support and Implementation Services...................................15



            Confidential and Proprietary Information of Marimba, Inc.

II.     OPTIONS FOR LICENSING MARIMBA PRODUCTS

        Each Marimba software program may only be distributed pursuant to a license agreement with the end-user customer. There are two options for implementing these licenses. The first (Option 1) is to utilize the screen license contained within the product as supplemented by additional Product Usage Terms presented by the Reseller (Note: this option is not available if "shrink-wrap" or "click-on" licenses are not enforceable in the Territory in which you distribute the products). The second (Option 2) is to have the end-user sign a complete written license agreement which consists of both the Product Usage Terms and the Marimba, Inc. Standard Terms and Conditions. These Options are further explained below:

        Option 1: Click-on Screen License with Additional Terms

        Each Marimba software program contains a "click-on" or "screen" license. To rely on the click-on license to meet its end-user license obligations, the Reseller must expressly refer to the license in a written document executed by the end-user (this can be a Reseller order form, quote form or other type of agreement and is referred to herein as the "Order Form"). The reference to the license in the Order Form must state the following: "USE OF EACH MARIMBA SOFTWARE PRODUCT IS SUBJECT TO THE TERMS AND CONDITIONS OF THIS ORDER FORM AND THE END-USER LICENSE CONTAINED WITHIN THE SOFTWARE AND LICENSEE CONSENTS TO SUCH LICENSE BY ITS EXECUTION HEREOF. THE END-USER LICENSE CONTAINS, AMONG OTHER THINGS, WARRANTY DISCLAIMERS, LIABILITY LIMITATIONS, EXPORT CONTROL PROVISIONS, AND USE RESTRICTIONS." In addition, the Order Form must also contain the related Product Usage Terms for the product.

        Option 2: Written License Agreement

        Marimba products may also be licensed pursuant to a written end-user license agreement. For all products, the end user must be presented with and agree in writing to the Standard Terms and Conditions plus the Product Usage Terms specific to the product(s) purchased. The Standard Terms and Conditions follow the attached Product Usage Terms.

        Exception: There is one exception to the rules above: if "shrink-wrap" licenses are enforceable in the Territory in which you distribute the QuickStart Pak, a Reseller may rely upon the screen license in the QuickStart Pak to sell the QuickStart Pak, and therefore, the end-user does not need to execute a written agreement for the Quickstart Pak. Please also note that the maintenance terms for the QuickStart Pak can never be changed or supplemented.

III.    MARIMBA SUPPORT AND CONSULTING SERVICES

        Customers of Marimba support or implementation services must enter into an agreement directly with Marimba. These customers must sign a copy of the then-current Marimba Services Agreement. The current version of the Services Agreement is attached.

IV.     DISTRIBUTION OF MATERIALS

        The attached Product Usage Terms, Standard Terms and Conditions, and Marimba Services Agreement may be distributed by Reseller only to customers and potential customers of the Marimba products or services. These materials may not be modified in any way.

V.      QUESTIONS?

        If you have any questions regarding implementation of the licenses, please contact Erika Varga, Legal Counsel at (650) 930-5258 or Todd Smithline, General Counsel at (650) 930-5233.

Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc. Windows, Visual Basic and Microsoft are trademarks or registered trademarks of Microsoft Corporation.

                                  MARIMBA, INC.
                        CASTANET(TM) INFRASTRUCTURE SUITE
                               PRODUCT USAGE TERMS

This Marimba Castanet(TM) Infrastructure Suite End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(TM) Infrastructure Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) in accordance with the terms and specifications set forth in the applicable Documentation and (ii) subject to the following restrictions:

        Scope of Use: The Software (the Castanet Infrastructure Suite) consists of a Castanet Enterprise Transmitter, a Castanet Tuner, and other designated Castanet software components. The Software may only be used to transmit to or otherwise operate with Endpoints for which Licensee has purchased an Access License. Endpoint means any computer or other device executing a Castanet Tuner or other software capable of operating with a Castanet Transmitter. A separate Access License is required for each individual user of an Endpoint.

        Installation and Copies: Licensee may copy and install on Licensee's computers for use only by Licensee's employees as many copies of the components of the Software as is necessary to support Endpoints for which Licensee has purchased Access Licenses. Licensee may not resell or distribute to any third-party the Tuner or any other component of the Software.

        Types of Access Licenses:

        User Access License (UAL): A User Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data for use by one user on one Endpoint.

        Server Access License (SAL): A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data on one Endpoint computer server. An Endpoint computer server licensed with an SAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License.

        Application Access License (AAL): An Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application for use by one user on one Endpoint. A "Single Application" is one Castanet channel containing data or an application with one specific purpose or related set of functionality. By way of example only, a word-processor and a spreadsheet program would not constitute a Single Application even if both were run as a single Castanet channel or were incorporated into the same general suite of applications. The name of each Single Application and its primary function must be designated by Licensee below:

        Name of Single Application: _________________ Primary
Function:________________

        Server Application Access License (SAAL): A Server Application Access License permits use of the Castanet Infrastructure Suite to deploy and manage a Single Application on one Endpoint computer server. An Endpoint computer server licensed with an SAAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License. A "Single Application" is one Castanet channel containing data or an application with one specific purpose or related set of functionality. By way of example only, a word-processor and a spreadsheet program would not constitute a Single Application even if both were run as a single Castanet channel or were incorporated into the same general suite of applications. The name of each Single Application and its primary function must be designated by Licensee below:

        Name of Single Application:___________________ Primary Function:
___________________

2. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.








Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                                  MARIMBA, INC.
                          CASTANET(TM) MANAGEMENT SUITE
                               PRODUCT USAGE TERMS

        This Marimba Castanet(tm) Management Suite End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) Management Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) in accordance with the terms and specifications set forth in the applicable Documentation and (ii) subject to the following restrictions:

        Scope of Use: The Software may only be used: (i) on a single computer and (ii) by one User. A User is any employee with access to or the right to use any component of the Software. As a further restriction, the Software (including the Tuner Packager and any other component) may only be used to configure or otherwise package a Tuner: (i) for which Licensee has purchased a Castanet Infrastructure Suite Access License and (ii) which is installed on a Licensee computer for use by a Licensee employee.

        Installation and Copies: Licensee may copy and install on a Licensee computer one copy of the Software. Licensee may make a reasonable number of copies of the Software solely for back-up purposes in accordance with Licensee's standard back-up procedures. Licensee may not distribute to any third-party any portion or component of the Software (including, without limitation, any Tuner configured by the Tuner Packager). A separate license is available from Marimba for the right to distribute Tuners to third-parties.

2. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.







Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc. Windows, Visual Basic and Microsoft are trademarks or registered trademarks of Microsoft Corporation.

                                  MARIMBA, INC.
                          CASTANET(TM) PRODUCTION SUITE
                               PRODUCT USAGE TERMS

This Marimba Castanet(tm) Production Suite End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) Production Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) in accordance with the terms and specifications set forth in the applicable Documentation and (ii) subject to the following restrictions:

Scope of Use: The Software may only be used: (i) on a single computer and (ii) by one User. A User is any employee with access to or the right to use any component of the Software.

Installation and Copies: Licensee may copy and install on a Licensee computer one copy of the Software. Licensee may make a reasonable number of copies of the Software solely for back-up purposes in accordance with Licensee's standard back-up procedures. Licensee may not distribute to any third party any portion or component of the Software.

2. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.







Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                                  MARIMBA, INC.
              CASTANET(TM) INFRASTRUCTURE SUITE - INTERNET EDITION
                               PRODUCT USAGE TERMS

This Marimba Castanet(tm) Infrastructure Suite - Internet Edition End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) Infrastructure Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) in accordance with the terms and specifications set forth in the applicable Documentation and (ii) subject to the following restrictions:

        Scope of Use: The Castanet Infrastructure Suite - Internet Edition consists of a single Castanet Internet Edition Transmitter, a Castanet Tuner, and related software components. The Castanet Internet Edition Transmitter may only be used: (i) on a single computer containing no more than two (2) central processing units and (ii) to make data Generally Available through the Internet or similar public computer network. "Generally Available" means available to the public without charge, registration or access restriction at an Internet address reported to Marimba at report@marimba.com.

        Installation and Copies: Licensee may copy and install on Licensee's computers for use only by Licensee's employees one copy of the Castanet Infrastructure Suite - Internet Edition software, except that Licensee may make as many copies of the Gateway and Proxy components as is necessary to support use of the Castanet Internet Edition Transmitter. Licensee may make a reasonable number of copies of the components of the Castanet Infrastructure Suite-Internet Edition solely for back-up purposes in accordance with Licensee's standard back-up procedures. Licensee may not resell or distribute to any third-party the Castanet Tuner or any other component of the Castanet Infrastructure Suite Internet Edition.

2. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.








Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                                  MARIMBA, INC.
     CASTANET(TM) INFRASTRUCTURE SUITE - INTERNET SINGLE APPLICATION EDITION
                               PRODUCT USAGE TERMS


This Marimba Castanet(tm) Infrastructure Suite - Internet Single Application Edition End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) Infrastructure Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) in accordance with the terms and specifications set forth in the applicable Documentation and (ii) subject to the following restrictions:

SCOPE OF USE: The Castanet Infrastructure Suite - Internet Single Application Edition consists of a single Castanet Internet Edition Transmitter, a Castanet Tuner, and related software components. The Castanet Internet Edition Transmitter may only be used: (i) on a single computer containing no more than two (2) central processing units and (ii) to make the Single Application Generally Available through the Internet or similar public computer network. "Generally Available" means available to the public without charge, registration or access restriction at an Internet address reported to Marimba at report@marimba.com. A "Single Application" is one Castanet channel containing data or an application with one specific purpose or related set of functionality. By way of example only, a word-processor and a spreadsheet program would not constitute a Single Application even if both were run as a single Castanet channel or were incorporated into the same general suite of applications. The name of each Single Application and its primary function must be designated by Licensee below:

Name of Single Application: _______________ Primary Function: __________________

INSTALLATION AND COPIES: Licensee may copy and install on Licensee's computers for use only by Licensee's employees one copy of the Castanet Infrastructure Suite - Internet Single Application Edition software, except that Licensee may make as many copies of the Gateway and Proxy components as is necessary to support use of the Castanet Internet Edition Transmitter. Licensee may make a reasonable number of copies of the components of the Castanet Infrastructure Suite-Internet Single Application Edition solely for back-up purposes in accordance with Licensee's standard back-up procedures. Licensee may not resell or distribute to any third-party the Castanet Tuner or any other component of the Castanet Infrastructure Suite - Internet Single Application Edition.

2. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.



Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                                  MARIMBA, INC.
                           CASTANET(TM) QUICKSTART PAK
                               PRODUCT USAGE TERMS

This Marimba(TM) Castanet(TM) QuickStart Pak End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(TM) QuickStart Pak software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. Subject to the terms of this Agreement, Licensor grants Licensee a non-exclusive, non-transferable, and non-sublicensable license (the License) to use the Software, but only (i) for one (1) year, (ii) for internal developmental and pre-production purposes, (iii) in accordance with the terms and specifications set forth in the applicable Documentation and (iv) subject to the following restrictions:

Scope of Use: The Software (the Castanet QuickStart Pak) consists of one Castanet Infrastructure Suite, one Castanet Management Suite and one Castanet Production Suite.

Castanet Infrastructure Suite: The Castanet Infrastructure Suite may only be used to transmit to or otherwise operate with no more than ten (10) Endpoints. Endpoint means any computer or other device executing a Castanet Tuner or other software capable of operating with a Castanet Enterprise Transmitter. Each Endpoint licensed hereunder must be a Licensee computer used by a Licensee employee.

Castanet Production Suite and Castanet Management Suite: The Castanet Production Suite and the Castanet Management Suite may only used to support or manage the ten (10) Endpoints licensed hereunder. The Tuner Packager component of the Castanet Management Suite may only be used to configure or package Tuners for installation on no more than the ten (10) Endpoints licensed hereunder.

Installation and Copies: Licensee may copy and install on a Licensee computer (which may contain no more than two (2) central processing units) for use only by one Licensee employee one (1) copy of each of the Castanet Management Suite, Castanet Production Suite and Castanet Infrastructure Suite (except for the Tuner component of the Castanet Infrastructure Suite, which Licensee may install on ten (10) Licensee Endpoints). Licensee may not resell or distribute to any third-party the Tuner or any other component of the Software.

No Upgrades: The Software may not be upgraded to any other Marimba software product.

2. SUPPORT. Notwithstanding anything in the agreement to the contrary, Marimba will use reasonable commercial efforts to provide Licensee with support services consisting of telephone and/or email support from 6:00 a.m. to 5:00 p.m. PST on Monday through Friday (excluding Marimba holidays) for no more than five (5) inquiries requiring technical engineering support during the twelve (12) month term of the Agreement. Licensee is not entitled to any maintenance releases (including, without limitation, updates, upgrades, or enhancements of the Software) under this Agreement.

3. STANDARD TERMS AND CONDITIONS. The Marimba, Inc. End User License Agreement Standard Terms and Conditions for all Marimba Software Products is hereby incorporated by reference as though fully set forth herein. The Standard Terms and Conditions contain, among other things, warranty provisions, liability limitations, export control provisions, and use restrictions. A copy of the Standard Terms and Conditions is attached. If no such copy is attached, Licensee agrees to the screen license terms contained within the Software. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party.



Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                                  MARIMBA, INC.
                           END USER LICENSE AGREEMENT
                          STANDARD TERMS AND CONDITIONS
                        FOR ALL MARIMBA SOFTWARE PRODUCTS

This Marimba Castanet(tm) End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a Marimba-authorized third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE. The Grant of License is set forth in the attached applicable Product Usage Terms.

2. RESTRICTIONS. Unless otherwise specified, Licensee may not copy the Software except for one copy made solely for back-up purposes. To the extent copying is permitted, Licensee must include the copyright notice and any other notices that appear on the original Software on any copies and any media therefor. Licensee shall not (and shall not allow any third party to) (i) decompile, disassemble, or otherwise reverse engineer the Software (except solely to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming interfaces of the Software by any means whatsoever, (ii) remove any product identification, proprietary, copyright or other notices,
(iii) provide, lease, lend, grant a security interest in, use for timesharing, hosting or service bureau purposes or otherwise transfer or use or allow others to transfer or use the Software to or for the benefit of third parties, (iv) modify, translate, incorporate into or with other software or create a derivative work of any part of the Software, or (v) disseminate performance information or analysis (including, without limitation, benchmarks) from any source relating to the Software.

Licensee acknowledges that the Software is not designed or licensed for use in hazardous or high risk environments such as operation of nuclear facilities, direct life support, air or space travel or police, rescue or military operations and Licensor shall have no liability in connection with any use of the Software in such situations.

3. TITLE. Notwithstanding anything to the contrary herein, Marimba, Inc. retains all title to, and, except as expressly and unambiguously licensed herein, all rights to the Software, all copies and derivative works thereof (by whomever produced) and all related documentation and materials.

4. TERMINATION. The Agreement is effective until terminated. The Agreement will terminate automatically if Licensee fails to cure any material breach of this Agreement within thirty (30) days after such breach first occurs. Upon termination, Licensee shall immediately cease all use of the Software and return or destroy all copies of the Software and all portions thereof and so certify to Licensor. Except for any Grant of License and except as otherwise expressly provided herein, the terms of the Agreement shall survive termination. Termination is not an exclusive remedy and all other remedies (including, without limitation, equitable relief) will be available whether or not the License is terminated.

5. PAYMENT. Licensee will pay for the Software in accordance with the terms specified when the Software was ordered. Any late payments shall be subject to a service charge equal to 1.5% of the amount due (calculated on a monthly basis) or the maximum amount allowed by law, whichever is less.

6. LIMITED WARRANTY. Licensor warrants to Licensee, for a period of thirty (30) days from the date of purchase of the Software by Licensee, that: (i) the Software, if operated as directed, will substantially achieve the functionality described in the Documentation, and (ii) the media containing the Software, if provided by Licensor, will be free from defects in material and workmanship. Licensor does not warrant, however, that Licensee's use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. In addition, the security mechanisms implemented by the Software have inherent limitations, and Licensee must determine that the Software sufficiently meets Licensee's requirements. Licensor's sole liability (and Licensee's exclusive remedy) for any breach of the warranties set forth in this Section 6 shall be, in

Licensor's sole discretion, to use commercially reasonable efforts: (i) to replace Licensee's defective media or Software; or (ii) to advise Licensee how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee paid for the Software. Licensor shall have no obligation with respect to a warranty claim unless notified of such claim and provided evidence of the license purchase within the applicable warranty period. Licensor will use reasonable commercial efforts to repair, replace, advise or (at Licensor's election) refund pursuant to the foregoing warranties within thirty (30) days of being so notified.

The above warranties shall not apply: (i) if the Software is used on or in conjunction with hardware or software other than the unmodified version of the hardware and software with which the Software was designed to be used as described in the Documentation, (ii) if any modifications are made to the Software by Licensee during the warranty period, (iii) if the media of Software is subjected to accident, abuse, or improper use, or (iv) if Licensee violates the terms of this Agreement.

THIS IS A LIMITED WARRANTY, AND IT IS THE ONLY WARRANTY MADE BY LICENSOR or its suppliers or resellers. NEITHER LICENSOR NOR ITS SUPPLIERS OR RESELLERS MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTIES' RIGHTS. YOU MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY, SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY, APPLY UNLESS THEY ARE REQUIRED TO APPLY BY STATUTE. NO DEALER, AGENT, OR EMPLOYEE OF LICENSOR IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS, OR ADDITIONS TO THIS LIMITED WARRANTY.

NEITHER LICENSOR NOR ANY SUPPLIER OR RESELLER OF LICENSOR SHALL HAVE ANY LIABILITY WITH RESPECT TO ANY DATA TRANSMITTED WITH USE OF THE SOFTWARE. YOU ARE SOLELY RESPONSIBLE FOR AND SHALL BEAR ALL RISK ASSOCIATED WITH USE OF THE SOFTWARE TO TRANSMIT DATA, INCLUDING, BUT NOT LIMITED TO, LOSS OR CORRUPTION OF DATA OR ANY LACK OF SECURITY.

7. SUPPORT AND MAINTENANCE. Licensee is not entitled to any support or maintenance (including, without limitation, updates, upgrades, or enhancements of the Software) under this Agreement.

8. LIMITATION OF REMEDIES AND LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR DEATH OR PERSONAL INJURY, NEITHER LICENSOR NOR ITS SUPPLIERS OR RESELLERS SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO LICENSOR BY LICENSEE WITH RESPECT TO THE COPIES OF SOFTWARE THAT ARE THE SUBJECT OF THE CLAIM DURING THE TWELVE MONTH PERIOD PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS); (III) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA; OR (IV) FOR ANY FAILURE OF THE SOFTWARE TO PROVIDE SECURITY, EVEN IF SUCH PARTY HAS BEEN MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO YOU.

9. ENCRYPTION AND AUTHENTICATION. If the Software contains cryptographic or authentication features, then Licensee must obtain a signed digital certificate from a certificate authority or a certificate server in order to utilize the cryptographic or authentication features. Licensee may be charged additional fees for certification services. Following successful installation of a digital certificate, Licensee's use of the Software's cryptographic or authentication features will be enabled. Licensee is responsible for maintaining the security of the environment in which the Software is used and the integrity of the private key file used with the Software. In addition, the use of digital certificates is subject to the terms specified by the certificate provider, and there are inherent limitations in the capabilities of digital certificates. If Licensee is sending or receiving digital certificates, Licensee is responsible for familiarizing itself with and evaluating such terms and limitations.

10. EXPORT COMPLIANCE. Licensee shall not, and shall not allow any third-party to, remove or export from the United States or allow the export or re-export of any part of the Software or any direct product thereof: (i) into (or to a national or resident of) Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria,
(ii) to anyone on the U.S. Commerce Department's Table of Denial Orders or U.S. Treasury Department's list of Specially Designated Nationals or (iii) otherwise in violation of any restrictions, laws or regulations of any United States or foreign agency or authority. Licensee agrees to the foregoing and warrants that it is not located in, under the control of, or a national or resident of any such prohibited country or on any such prohibited party list. The Software is restricted from being used for the design or development of nuclear, chemical, or biological weapons or missile technology without the prior permission of the United States government. If the Software is identified by Licensor (e.g., in the product, packaging, documentation or during the delivery process) as a not-for-export product, then the following also applies: EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE SOFTWARE AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR FOREIGN PERSON AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN, NATIONAL OR LAWFUL PERMANENT RESIDENT OF THE UNITED STATES. BY DOWNLOADING OR USING THE SOFTWARE, YOU ARE AGREEING TO THE FOREGOING AND YOU ARE WARRANTING THAT YOU ARE NOT A FOREIGN PERSON OR UNDER THE CONTROL OF A FOREIGN PERSON.

11. GOVERNMENT END-USERS. As defined in Federal Acquisition Regulations (FAR)
section 2.101 and Department of Defense Federal Acquisition Regulations (DFARs)
section 252.227-7014(a)(1) and DFAR section 252.227-7014(a)(5)(or otherwise), the Software and accompanying documentation licensed in this Agreement are deemed to be "commercial items" and "commercial computer software" and "commercial computer software documentation." Consistent with DFAR section
227.7202 and FAR section 12.212, any use, modification, reproduction, release, performance, display, or disclosure of such commercial software or commercial software documentation by the U.S. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement.

12. MISCELLANEOUS. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party. Neither this Agreement nor the License granted herein is assignable or transferable by Licensee without the prior written consent of Licensor; any attempt to do so shall be void. Any amendment, waiver, notice, report, approval or consent required or permitted hereunder shall be made in advance in writing. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof, and without regard to the United Nations Convention on the International Sale of Goods. Unless waived in its sole discretion by Licensor, the sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and federal courts having within their jurisdiction Santa Clara County, California and both parties consent to the jurisdiction of such courts. Except as expressly set forth in an agreement executed by the parties which incorporates this Agreement by reference, this Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorneys' fees and costs in connection with such action.

Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.

                    MARIMBA SUPPORT AND MAINTENANCE SERVICES



        Reseller has the option of selling Support and Maintenance, Implementation Services, and Training to be provided by Marimba directly to a Reseller customer. To purchase any of these services, Reseller customers must execute the attached form. Each sale of any Implementation Services or Training must be approved in advance in writing by Marimba.

        Please note that the maintenance terms for the QuickStart Pak cannot be changed or supplemented.

End-User License Agreement: ________________________________("Client Agreement")

        with ________________________________________("Client")

        dated: __________________





                      SERVICES AGREEMENT WITH MARIMBA, INC.

Any consulting, engineering, support, training or other services performed by Marimba, Inc., a Delaware corporation located at 440 Clyde Avenue, Mountain View, California 94043 or agents acting on its behalf ("Marimba") in conjunction with the above referenced agreement ("Client Agreement") for the license of Marimba software ("Software") on behalf of Client (as identified above) shall be provided subject to the following terms and conditions:

        1.      SUPPORT AND MAINTENANCE.

        1.1 Bronze Level. During the one-year period extending from the effective date and provided Client has paid the applicable annual support and maintenance fee as specified in the Client Agreement, Marimba will provide Client with "Bronze Level Support" consisting of the following: (i) telephone and/or email support regarding use and deployment of the Software from 6:00 a.m. to 5:00 p.m. PST on Monday through Friday (excluding Marimba holidays) ("Hotline Support") to up to two (2) designated employees of Client ("Designated Client Contacts") and (ii) generally commercially released code corrections, patches and updates of the same Software product (excluding any new or different features or products) ("Maintenance"). Hotline Support is provided for the current release of the Software and the previous sequential release for a period of twelve (12) months from the date of the current release; maintenance is provided for the current release of the Software only. Hotline Support excludes any general questions regarding JAVA or any other computer language.

        1.2 Silver and Gold Level Support. Payment for Silver Level Support entitles Client to Bronze Level Support plus Hotline Support on a twenty-four
(24) hours per day, seven (7) days per week basis ("7X24 Support"). Payment for Gold Level Support entitles Client to Silver Level Support plus: (i) a designated Marimba support engineer point of contact for Client (a "Technical Account Manager"), (ii) a two (2) day on-site visit by the Technical Account Manager (U.S. only; travel and related expenses are obligation of Client) to become familiar with Client's systems and personnel, (iii) monthly Client support status reports and (iv) access to Marimba's early release program (subject to the terms of such program). Client shall be entitled to any additional Designated Client Contacts or Technical Account Managers for which it has paid the applicable fee to Marimba. Client must contract for the same level of support and maintenance for all Software licensed by Client. 7X24 Support during non-standard Hotline Support hours shall be limited to support for production down systems only.

        1.3 Subscription Service. Subscription Service entitles Client to generally commercially released code corrections, patches and updates of the same Software product (excluding any new or different features or products) for which Client has purchased Subscription Service. Subscription Service is for one
(1) year from the date of purchase. Subscription Service does not include any telephone, hotline, email or other type of customer support from Marimba of any kind.

        1.4 Renewals. Marimba's obligation to provide the above-described support and maintenance and Client's obligation to pay the then-current applicable annual support and maintenance fee shall renew automatically upon each anniversary of the effective date (or such other consolidated software purchase date agreed to by the parties in writing), unless either Client or Marimba has given the other party prior written notice of cancellation. If Client elects not to renew support and maintenance for successive terms, Client may reenroll only upon payment of the applicable annual fee plus twice the amount of the fees which would have been paid had Client not terminated support and maintenance.

        1.5 The Software provided to Client as maintenance in accordance with the terms of this Agreement shall be governed by the terms of the Client Agreement between Licensor and Client.

        2.      IMPLEMENTATION SERVICES.

        2.1 Performance of Services. Marimba (or an agent acting on its behalf) shall provide the number of person-days of professional implementation support services ("Implementation Services") set forth in the Client Agreement or as set forth herein. Marimba warrants that the Implementation Services shall be performed in a professional and workmanlike manner. The parties acknowledge that the scope of the Implementation Services provided hereunder consist solely of delivery of: (i) Software installation and deployment assistance and/or (ii) additional related Marimba copyrighted interface software or code. In addition, Implementation Services designated as "Architectural" services shall also include assistance with respect to planning and designing the implementation of the Software. Client shall have the right to use anything delivered as part of the Implementation Services subject to the terms of its license to use the Software, but Marimba shall retain all right, title and interest in and to such work product, code or Software and any derivative, enhancement or modification thereof created by Marimba (or its agents). The date and time for all Implementation Services shall be as mutually reasonably agreed upon by the parties; provided, however, that any days not used by Client within one-hundred twenty (120) days of payment for such days shall expire and become void. Client shall be responsible for reasonable travel and related expenses. Client may purchase additional Implementation Service days at Marimba's standard rates for such services. A "person-day" of Implementation Services consists of an eight-hour day; overtime shall be available only in minimum one-half day increments.

        2.2 Proprietary Information. Each party agrees that all code, inventions, algorithms, know-how and ideas it obtains from the disclosing party and all other business, technical and financial information it obtains from the disclosing party are the confidential property of the disclosing party ("Proprietary Information"), provided that it is marked "confidential" at the time of disclosure if disclosed in tangible form or summarized in writing within thirty (30) days after disclosure if disclosed in intangible form; any software or documentation provided by Marimba (or its agents) shall be deemed Proprietary Information of Marimba without any such marking or designation. Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Proprietary Information and shall similarly bind its employees in writing. The receiving party's nondisclosure obligation shall not apply to information which: (i) the receiving party can document was already known to it before it receives the Proprietary Information from the disclosing party; (ii) is or has become public knowledge through no fault of the receiving party; (iii) is rightfully obtained by the receiving party from a third party without any confidentiality obligation; (iv) is independently developed by the receiving party with no access to such information; or (v) is required to be disclosed pursuant to a regulation, law or court order (but only to the minimum extent required to comply with such regulation or order).

3. TRAINING. Each Training Day Credit shall entitle one (1) employee of Client to attend one (1) day of a standard Marimba product training session held at an authorized Marimba Training Center; training classes have minimum day number requirements per attendee. Any days not used by Client within one-hundred twenty (120) days of payment for such days shall expire and become void.

4. WARRANTY DISCLAIMER. EXCEPT AS PROVIDED HEREIN, MARIMBA MAKES NO WARRANTIES TO ANY PERSON WITH RESPECT TO THE SERVICES AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

5. LIMITATION OF LIABILITY. IN NO EVENT SHALL MARIMBA BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOST BUSINESS

OR INDIRECT DAMAGES) OR LOST DATA OR FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES ARISING OUT OF OR IN CONNECTION WITH THE SERVICES. MARIMBA WILL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO MARIMBA FOR THE SERVICES.


ACCEPTED AND AGREED TO:

CLIENT:
       -----------------------------------

------------------------------------------
Name:

Title:

Date:
Address:

Phone:
Fax:
E-mail:



Copyright @ 1996-1998 by Marimba, Inc. All rights reserved.

Marimba, the Marimba logo, Castanet and UpdateNow are trademarks of Marimba, Inc.